                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A
                               (Amendment No. 1)



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report                          July 17, 1995
(Date of earliest event reported)
                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)



                             JCP RECEIVABLES, INC.
            (Exact name of registrant as specified in its charter)



        Delaware                0-17270                  75-2231415
(State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)           File Number)          Identification No.)



        5001 Spring Valley Road
        Dallas, Texas                               75244
(Address of principal executive offices)            (Zip Code)


(Registrant's telephone number, including area code):    (214)960-4611
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     The undersigned registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K dated July 17, 1995 as set forth in the pages attached hereto:

     Exhibit 99.2, Monthly Certificateholders' Statement - Series C, is amended to correct a typographical error in the total dollar amount shown in Section C.5 thereof, which appears on page 3 thereof and which should read $107,882,360.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JCP RECEIVABLES, INC.

Date:  February 12, 1996                By:  /s/ Catherine A. Walther
                                             ------------------------
                                             Catherine A. Walther
                                             President